SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	November 15, 2002

ISCO INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22302	36-3688459
(State or Other	(Commission file	(I.R.S. Employer
Jurisdiction	number)	Identification
of Incorporation or		Number)
Organization)

451 Kingston Court, Mt. Prospect, Illinois	60056
(Address of Principal Executive Offices)	(Zip Code)

(847) 391-9400

(Registrant’s telephone number, including area code)

Item 5. Other Events.

Loan Financing

     On November 15, 2002, ISCO International, Inc. borrowed $1 million under the line of credit agreement with entities affiliated with its two largest shareholders which was entered on October 23, 2002. The remaining balance of $2 million may be drawn upon at the discretion of the lenders. Loans under this facility are secured by the assets of the Company and its subsidiaries, will accrue interest at 9.5% annually, and will mature on March 31, 2004. As required by the loan agreement, the lenders receive five warrants for each dollar of loans, each warrant representing the right to acquire the Company’s common stock at a strike price of $0.20 per share. These warrants expire on April 15, 2004.

Item 7 — Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c) Exhibits

10.1 Loan Agreement dated October 23, 2002 between ISCO International, Inc., Manchester Securities Corporation, and Alexander Finance L.P. incorporated by reference to exhibit 10.1 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.2 Security Agreement dated October 23, 2002 between ISCO International, Inc., Spectral Solutions, Inc., Illinois Superconductor Canada Corporation, Manchester Securities Corporation, and Alexander Finance L.P. incorporated by reference to exhibit 10.2 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.3 Secured Grid Note dated October 23, 2002 between ISCO International, Inc. and Alexander Finance L.P. in the principal amount of $1,752,400 incorporated by reference to exhibit 10.3 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.4 Secured Grid Note dated October 23, 2002 between ISCO International, Inc. and Manchester Securities Corporation in the principal amount of $2,247,600 incorporated by reference to exhibit 10.4 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.5 Guaranty of Spectral Solutions, Inc. incorporated by reference to exhibit 10.5 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.6 Guaranty of Illinois Superconductor Canada Corporation incorporated by reference to exhibit 10.6 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.7 Registration Rights Agreement dated October 23, 2002 between ISCO International, Inc. Manchester Securities Corporation, and Alexander Finance L.P. incorporated by reference to exhibit 10.7 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.8 * Common Stock Purchase Warrant Agreement dated November 18, 2002 between ISCO International, Inc. and Alexander Finance L.P.

10.9 * Common Stock Purchase Warrant Agreement dated November 18, 2002 between ISCO International, Inc. and Manchester Securities Corporation.

* Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: November 18, 2002		ISCO International, Inc.

	By:	/s/ Frank Cesario
Frank Cesario
Acting Chief Accounting Officer

Exhibit Index

10.1 Loan Agreement dated October 23, 2002 between ISCO International, Inc., Manchester Securities Corporation, and Alexander Finance L.P. incorporated by reference to exhibit 10.1 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.2 Security Agreement dated October 23, 2002 between ISCO International, Inc., Spectral Solutions, Inc., Illinois Superconductor Canada Corporation, Manchester Securities Corporation, and Alexander Finance L.P. incorporated by reference to exhibit 10.2 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.3 Secured Grid Note dated October 23, 2002 between ISCO International, Inc. and Alexander Finance L.P. in the principal amount of $1,752,400 incorporated by reference to exhibit 10.3 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.4 Secured Grid Note dated October 23, 2002 between ISCO International, Inc. and Manchester Securities Corporation in the principal amount of $2,247,600 incorporated by reference to exhibit 10.4 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.5 Guaranty of Spectral Solutions, Inc. incorporated by reference to exhibit 10.5 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.6 Guaranty of Illinois Superconductor Canada Corporation incorporated by reference to exhibit 10.6 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.7 Registration Rights Agreement dated October 23, 2002 between ISCO International, Inc. Manchester Securities Corporation, and Alexander Finance L.P. incorporated by reference to exhibit 10.7 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.8 * Common Stock Purchase Warrant Agreement dated November 18, 2002 between ISCO International, Inc. and Alexander Finance L.P.

10.9 * Common Stock Purchase Warrant Agreement dated November 18, 2002 between ISCO International, Inc. and Manchester Securities Corporation.

* Filed herewith.